UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Credit Agreement

On January 31, 2018, the Company, entered into Amendment No. 1 to the Credit Agreement dated as of January 31, 2017 (the “Amendment”), among Advance Stores Company, Incorporated, as Borrower, the lenders party thereto, and Bank of America, N.A., Administrative Agent. The Amendment: (i) provided for LIBOR replacement rates in the event that LIBOR is unavailable in the future; (ii) modified the definitions of the financial covenants (and the testing level relating thereto) with respect to a maximum leverage ratio and a minimum coverage ratio that the Company is required to comply with; and (iii) extended the termination date of the 2017 Credit Agreement from January 31, 2022 until January 31, 2023. The Company has the option to make one additional written request of the lenders to extend the termination date then in effect for one additional year.

The Amendment is guaranteed by the Company and the Guarantors pursuant to the Guarantee Agreement among the Company, Advance Stores and the Guarantors in favor of the Agent for the lenders under the 2017 Credit Agreement.

Some lenders under the Amendment and their affiliates have various commercial relationships with the Company and its subsidiaries involving the provision of financial services, including cash management, investment banking and general financing services.

The foregoing description does not constitute a complete summary of the Amendment and is qualified by reference in its entirety to the full text of the Amendment filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Amendment No. 1 to Credit Agreement, dated as of January 31, 2018, among Advance Auto Parts, Inc., Advance Stores Company, Incorporated, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: February 6, 2018	/s/ Thomas B. Okray
(Signature)*
Thomas B. Okray
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Amendment No. 1 to the Credit Agreement, dated as of January 31, 2018, among Advance Auto Parts, Inc., Advance Stores Company, Incorporated, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.